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                                                                     EXHIBIT 4.3


                             SUPPLEMENTAL INDENTURE

                       TO INDENTURE DATED AUGUST 15, 1997



         THIS SUPPLEMENTAL INDENTURE dated as of September 15, 1999, is delivered pursuant to Section 4.11 of the Indenture dated as of August 15, 1997 (as heretofore or hereafter modified and supplemented and in effect from time to time, the "1997 Indenture") among OUTDOOR COMMUNICATIONS, INC., a Delaware corporation, certain of its subsidiaries (the "Guarantors") and FIRST UNION NATIONAL BANK, a national banking corporation, as Trustee (the "Trustee") (all terms used herein without definition having the meanings ascribed to them in the 1997 Indenture).

         The undersigned hereby agree that:

         1. The undersigned are Guarantors under the 1997 Indenture with all of the rights and obligations of the Guarantors thereunder.

         2. The undersigned have granted, ratified and confirmed, in the form and substance of Exhibit B to the 1997 Indenture, the Guarantee provided for by
Article XI of the 1997 Indenture.

         3. The undersigned hereby represent and warrant that the representations and warranties set forth in the 1997 Indenture, to the extent relating to the undersigned as Guarantors, are correct on and as of the date hereof.

         4. All notices, requests and other communications provided for in the 1997 Indenture should be delivered to the undersigned at the following address:

            Keith A. Istre
            Vice President - Finance and
            Chief Financial Officer
            Lamar Media Corp. and its Subsidiaries
            5551 Corporate Blvd.
            Baton Rouge, LA 70808

         5. A counterpart of this Supplemental Indenture may be attached to any counterpart of the 1997 Indenture.

         6. This Supplemental Indenture shall be governed by and construed in accordance with the internal laws of the State of New York.



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         IN WITNESS WHEREOF, the undersigned have caused this Supplemental
Indenture to be duly executed as of the day and year first above written.

                                   Guarantors:

                                   LAMAR MW SIGN CORPORATION
                                   LAMAR MARTIN CORPORATION
                                   LAMAR NEVADA SIGN CORPORATION
                                   LAMAR OUTDOOR CORPORATION
                                   LAMAR WHITECO OUTDOOR
                                         CORPORATION
                                   DOWLING COMPANY, INCORPORATED
                                   HARDIN DEVELOPMENT CORPORATION
                                   LINDSAY OUTDOOR ADVERTISING INC
                                   PARSONS DEVELOPMENT COMPANY
                                   REVOLUTION OUTDOOR ADVERTISING,
                                         INC.
                                   SCENIC OUTDOOR MARKETING &
                                         CONSULTING INC.
                                   WESTERN POSTER SERVICE, INC.

                                   By:  /s/ Keith A. Istre
                                      ------------------------------------------
                                            Keith A. Istre
                                            Vice President - Finance and
                                            Chief Financial Officer

                                   LAMAR WEST, L.P.

                                   By: Lamar MW Sign Corporation,
                                         Its General Partner
                                   By:  /s/ Keith A. Istre
                                      ------------------------------------------
                                        Keith A. Istre
                                        Vice President - Finance and
                                        Chief Financial Officer



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                                  OUTDOOR PROMOTIONS WEST, LLC
                                  TRANSIT AMERICA LAS VEGAS, L.L.C.
                                  TRIUMPH OUTDOOR LOUISIANA, LLC
                                  TRIUMPH OUTDOOR RHODE ISLAND, LLC

                                  By: Triumph Outdoor Holdings, LLC, its manager
                                  By: Lamar Outdoor Corporation, its manager

                                  By: /s/ Keith A. Istre
                                      ------------------------------------------
                                        Keith A. Istre
                                        Vice President - Finance and
                                        Chief Financial Officer

                                  TRIUMPH OUTDOOR HOLDINGS, LLC

                                  By: Lamar Outdoor Corporation, its manager


                                  By:  /s/ Keith A. Istre
                                      ------------------------------------------
                                        Keith A. Istre
                                        Vice President - Finance and
                                        Chief Financial Officer



Attest:

By:  /s/ James R. McIlwain
   ---------------------------------------------------
        James R. McIlwain, Secretary

Accepted:

FIRST UNION NATIONAL BANK,
as Trustee

By:   /s/ Josie Gonot
   ---------------------------------------------------
Title:  Assistant Vice President Corporate Trust Group
      ------------------------------------------------


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